Filed pursuant to Rule 497(a)

Registration No. 333-187381

Rule 482ad

ARES MANAGEMENT ANNOUNCES $130 MILLION INITIAL PUBLIC OFFERING OF ARES MULTI-STRATEGY CREDIT FUND, INC.

DEBUT OF SECOND CLOSED-END FUND LAUNCHED BY ARES

LOS ANGELES – October 29, 2013 — Ares Management LLC is pleased to announce the successful initial public offering of Ares Multi-Strategy Credit Fund, Inc. (“ARMF” or the “Fund”), a closed-end management company that is externally managed by a wholly-owned subsidiary of Ares Management LLC, a global alternative asset manager and SEC- registered investment adviser with approximately $68 billion of committed capital under management as of September 30, 2013. The Fund priced an offering of 5.2 million shares at a price of $25.00 per share, for a total issuance of $130 million. The total issuance may reach up to $149.5 million should the underwriters exercise their over-allotment option in full, which may or may not occur. Shares will commence trading today on the New York Stock Exchange under the symbol ARMF (NYSE: ARMF). Closing of the offering is expected to occur on October 31, 2013, subject to customary closing conditions.

ARMF seeks to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation, by investing primarily in a broad, dynamically managed portfolio of below investment grade senior secured loans, high yield corporate bonds, other similar fixed-income instruments, including derivatives, collateralized loan obligations, and other asset backed securities. The Fund will potentially invest a significant amount of its capital in debt instruments of issuers domiciled in Europe. ARMF’s portfolio will be dynamically allocated among investments in the various targeted credit markets to seek to manage interest rate risk and credit risk and the duration of the Fund’s portfolio.

The lead managing underwriters were BofA Merrill Lynch, Citigroup, Morgan Stanley and Wells Fargo Securities.

Shares of closed-end investment companies usually trade on a national stock exchange, and these shares frequently trade at a discount to their net asset value, which may increase investors’ risk of loss.

ARMF is a newly organized, non-diversified, closed-end management company with no operating history. Investors should consider the investment objective and policies, risk considerations, charges and expenses of ARMF carefully before investing. For a prospectus which contains this and other information relevant to an investment in ARMF please contact your securities representative. Investors should read the prospectus carefully before they invest. There can be no assurance that ARMF will be able to achieve its investment objective or structure its investment portfolio as anticipated. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Contact

Destra Capital Investments

ARMF@destracapital.com

(877) 855-3434